UNITED-GUARDIAN, INC.
       230 Marcus Boulevard - P.O. Box 18050 - Hauppauge, NY 11788

                 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                         -----------------------
                         To Be Held May 15, 1996
                         -----------------------

To the Stockholders of
UNITED-GUARDIAN, INC.:

     You are hereby notified that the annual meeting of the stockholders of UNITED-GUARDIAN, INC., a Delaware corporation (the "Company"), will be held at the Huntington Hilton Hotel, 598 Broad Hollow Road, Melville, NY 11747 on Wednesday, May 15, 1996 at 10:00 A.M. local time, for the following purposes:

          1. To elect nine (9) directors to serve until the next annual meeting of the stockholders and until their respective successors are elected and qualified;

          2. To ratify the selection by the Company of Arthur Andersen LLP, independent certified public accountants, to audit the financial statements of the Company for the fiscal year ending December 31, 1996; and

          3. To transact such other matters as may properly come before the meeting or any adjournment thereof.

     Only stockholders of record at the close of business on March 29, 1996 are entitled to notice of and to vote at the meeting.


                                        By order of the Board of Directors
                                        Robert S. Rubinger, Secretary

Dated: April 19, 1996



                            RETURN OF PROXIES

            A Proxy and Business Reply Envelope are enclosed for your use if you do not plan to attend the Annual Meeting in person. We urge each stockholder who is unable to attend the Annual Meeting to vote promptly by signing and returning his or her proxy, regardless of the number of shares held.

                           UNITED-GUARDIAN, INC.
        230 Marcus Boulevard - P.O. Box 18050 - Hauppauge, NY 11788
                              (516) 273-0900


                              Proxy Statement

         The enclosed proxy is solicited by the Board of Directors of UNITED-GUARDIAN, INC. (the "Company") for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at 10:00 A.M., local time, on Wednesday, May 15, 1996, at the Huntington Hilton Hotel, 598 Broad Hollow Road, Melville, NY 11747, and at any adjournments thereof. A proxy granted hereunder is revocable at any time before it is voted by (a) a duly executed proxy bearing a later date, (b) written notice to the Secretary of the Company received by the Company at any time before such proxy is voted at the Annual Meeting, or (c) revocation in person at the Annual Meeting.

         It is anticipated that the mailing of this Proxy Statement and the accompanying Proxy to Stockholders will commence on or about April 19, 1996.

                         SOLICITATION OF PROXIES

         The persons named as proxies are Dr. Alfred R. Globus and Kenneth
H. Globus.

         All shares represented by properly executed, unrevoked proxies received in proper form and in time for use at the Annual Meeting will be voted in accordance with the directions specified thereon and otherwise in accordance with the judgment of the persons designated as proxies. Any proxy on which no direction is specified will be voted in the favor of the nominees to the Board of Directors listed in this Proxy Statement and in favor of the other proposals set forth in the Notice of Annual Meeting.

         The cost of preparing, assembling and mailing the Notice of Annual Meeting, Proxy Statement, proxy card and other materials enclosed, will be borne by the Company. In addition to the solicitation of proxies by use of the mails, officers and employees of the Company may solicit proxies by telephone, telegram or personal interview. The Company will request brokerage houses and other custodians, nominees and fiduciaries to forward soliciting materials to the beneficial owners of stock held of record by such persons, and will reimburse such persons for their expenses in forwarding soliciting material.


                   OUTSTANDING SHARES AND VOTING RIGHTS

         Only holders of record of the Company's Common Stock, par value $.10 per share ("Common Stock"), at the close of business on March 29, 1996, will be entitled to notice of and to vote at the Annual Meeting. On March 29, 1996, there were 4,762,889 shares of Common Stock issued and outstanding. Each outstanding share of Common Stock is entitled to one vote on all matters, which vote may be given in person or by proxy. There are no cumulative voting rights.

         The nine (9) nominees for director receiving the greatest number of votes cast by the holders of Common Stock will be elected directors.

         The affirmative vote of the holders of a majority of shares of Common Stock eligible to vote at the Annual Meeting is necessary for the approval of the proposal to ratify the selection by the Company of Arthur Andersen LLP to audit the financial statements of the Company for the fiscal year ending December 31, 1996.


                          PRINCIPAL STOCKHOLDERS

         The following table sets forth the shares of the Company's Common Stock owned beneficially by each person who, as of March 8, 1996, owned of record or is known to have owned beneficially more than 5% of the outstanding Common Stock.

Name and Address
of Beneficial Owner        Amount Beneficially Owned   Percentage of Class
- -------------------        -------------------------   -------------------

Dr. Alfred R. Globus           1,788,206 (1)                   37.5%
26-53 210th Street
Bayside, NY 11360

Kenneth H. Globus                467,253 (2)                    9.8%
19 McCulloch Dr.
Dix Hills, NY 11746

(1) Includes 14,084 shares owned by the Globus Foundation, of which Dr. Globus is President, and 882 shares owned by the University of Science and Theology, of which he is President and Director.

(2) Includes currently exercisable options to purchase 4,000 shares of Common Stock.

                     SECURITY OWNERSHIP OF MANAGEMENT

         The following information is furnished with respect to ownership of shares of Common Stock as of March 8, 1996, by each Director and by all Directors and Officers of the Company as a group (11 persons). Ownership of shares by the persons named below includes sole voting and investment power held by such persons.

              Name                  Number of Shares      Percent of Class
              ----

         Dr. Alfred R. Globus          1,788,206 (1)             37.5
         Henry P. Globus                   4,940 (2)               *
         Benjamin Wm. Mehlman              9,587 (2)               *
         Charles W. Castanza               5,005 (2)               *
         Robert S. Rubinger                5,037 (2)               *
         Kenneth H. Globus               467,253 (2)              9.8
         Howard A. Gellis                 24,000 (2)(3)            *
         Alan E. Katz                      2,000 (2)               *
         Lawrence F. Maietta               2,000 (2)               *

         All officers and directors
         as a group (11 persons)       2,313,731 (1)(2)(3)       48.3

* Less Than one percent (1%)

(1) Includes 14,084 shares owned by the Globus Foundation of which Dr. Globus is President, and 882 shares owned by the University of Science and Theology, of which he is President and Director.

(2) Includes currently exercisable options to purchase the number of shares of Common Stock set forth after each person's name and all Officers and Directors as a group: Charles W. Castanza - 4,000; Robert S, Rubinger - 4,000; Kenneth H, Globus - 4,000; Howard A. Gellis -2,000; Henry P. Globus - 4,000; Benjamin Wm. Mehlman - 4,000; Lawrence F. Maietta - 2,000; Alan E. Katz - 2,000; and all Officers and Directors as a group - 30,000.

(3) Includes 12,000 shares owned of record by a corporation which is wholly-owned by Mr. Gellis and 10,000 shares which may be acquired upon exercise of a currently exercisable option granted to Mr. Gellis by Dr. Alfred R. Globus, to purchase such shares for a purchase price of $3.00 per share. Such option expires on February 23, 1998.


                    NOMINEES FOR ELECTION AS DIRECTORS

         Nine directors are to be elected to serve until the next Annual Meeting of Stockholders and until their successors have been elected and qualified. Set forth in the table below are the names of all nominees designated by management for election as directors, all of whom are presently directors of the Company, the principal occupation or employment of each nominee for the past five years, his present positions with the Company and the year he was first elected director.

                                                                    Year First
Name and Position                Principal Occupation During        Elected a
with the Company       Age         the Past Five Years               Director
- ----------------       ---       --------------------------         ----------

Dr. Alfred R. Globus    75       From July 1988 to date,                1942
C.E.O. and Director              Chairman of the Board and
                                 C.E.O. of the Company. For
                                 more   than  5   years   prior
                                 thereto, Chairman of the Board
                                 and President of the Company.

Henry P. Globus         73       From July 1988 to date, business       1947
Director                         consultant. For more than five
                                 years prior thereto, Executive Vice
                                 President of the Company.

Benjamin Wm. Mehlman    85       Counsel to the New York law firm       1964
Director                         of Wilfred T. Friedman, P.C.,
                                 and its predecessor, Friedman and
                                 Shaftan, P.C.

Charles W. Castanza     63       From April 1986 to date, Vice          1982
Vice President and               President of the Company. For
Director                         more than five years prior thereto,
                                 Operations Manager of Chemicals &
                                 Pharmaceuticals for the Company.

Robert S. Rubinger      54       From July 1988 to date, Executive      1982
Executive Vice                   Vice President and Secretary of the
President, Secretary,            Company.  For more than five years
Treasurer and Director           prior thereto, Vice President and
                                 Secretary of the Company. Treasurer
                                 of the Company since May 1994.


Kenneth H. Globus       44       From July 1988 to date, President      1984
President  and Director          and General Counsel of the Company.
                                 For  more  than 5 years  prior
                                 thereto,  Vice  President  and
                                 General    Counsel    of   the
                                 Company.

Howard A. Gellis        67       Independent financial consultant.      1991
Director                         President of one or more private
                                 investment companies since 1986.

Alan E. Katz            52       Partner in the law firm of             1994
Director                         Greenfield Stein & Senior, LLP,
                                 New York, NY since 1984.

Lawrence F. Maietta     38       Partner in the accounting firm of      1994
Controller and Director          Bonamasssa & Maietta, CPA's,
                                 Brooklyn,  NY,  since  October
                                 1991.  For  more  than 5 years
                                 prior thereto,  partner in the
                                 accounting   firm  of  Wilfred
                                 Wyler & Co.  Controller of the
                                 Company since 1991.


         Dr. Alfred R. Globus and Henry P. Globus are brothers. Kenneth H. Globus is the son of Henry P. Globus and the nephew of Dr. Alfred R. Globus. There are no other family relationships between any Director or Officer of the Company.

                        MEETINGS AND COMPENSATION

         During the fiscal year ended December 31, 1995, the Board of Directors held four meetings. All Directors attended all of the meetings with the exception of Dr. Alfred R. Globus and Henry P. Globus who missed two meetings each.

         Benjamin Wm. Mehlman received a retainer in the amount of $8,000 for services as counsel to the Company during 1995.

         The Board of Directors has an Audit Committee to meet and review with the independent accounting firm of Arthur Andersen LLP the plan, scope and results of its audits. It discusses recent developments in financial records and reporting. The Audit Committee also reviews with the independent accountants the adequacy of the Company's internal control system, and reports its finding to the Board of Directors. Current members of the Audit Committee are Messrs. Howard A. Gellis, Benjamin Wm. Mehlman, and Alan E. Katz. There was one meeting of the Audit Committee during the fiscal year ended December 31, 1995, which was attended by all members. Directors received a fee of $500.00 for attending each meeting. Lawrence
F. Maietta, the Company's Controller and a Director, attends all meetings but is not an Audit Committee member. The Board of Directors has a Stock Option Committee which meets periodically to grant options under the 1993 Employee Incentive Stock Option Plan and the Non-Statutory Stock Option Plan For Directors. The committee consists of two directors. No fee is paid to such committee members. There were no Stock Option Committee meetings during 1995. The Board does not have a Nominating or Compensation Committee or committees performing similar functions.

                         MANAGEMENT REMUNERATION

Summary Compensation Table

         The following table sets forth for the three years ended December 31, 1995 certain information concerning the compensation paid or accrued to the Chief Executive Officer of the Company and the only other executive officer of the Company whose total salary and bonus for the fiscal year ended December 31, 1995 exceeded $100,000.

                                  Annual Compensation             Long-Term Compensation
                               -------------------------   --------------------------------
                                                                   Awards           Payouts
                                                           ----------------------   -------
(a)                    (b)      (c        (d)      (e)        (f)         (g)         (h)        (i)
                                                  Other                Securities                All
Name and                                          Annual   Restricted  Underlying               Other
Principal                                         Compen-    Stock       Options      LTIP      Compen-
Position              Year*   Salary      Bonus   sation    Award(s)     /SARs       Payouts    sation
                              ($)          ($)      ($)       ($)         (#)          ($)        ($)

Alfred R. Globus,     1993    $ 45,027     --       -- 1       --          --          --         --
Chief Executive       1994    $ 46,320     --       -- 1       --          --          --         --
Officer               1995    $ 89,931     --       -- 1       --          --          --         --

Kenneth H. Globus,    1993    $127,382     --       -- 1       --          --          --        $2,547 2
President             1994    $132,915     --       -- 1       --         2,000        --        $2,658 2
                      1995    $138,628     --       -- 1       --         2,000        --        $2,772 2

* Year ended on December 31 of such year.

1 The amount of personal benefits received by Alfred R. Globus and Kenneth H. Globus for these periods did not exceed reporting thresholds.

2 Under its 401(k) Plan for all of its employees, the Company makes a contribution of up to 2% of each employee's weekly pay for an employee's elective deferral of 4% of weekly pay. This amount represents the Company's contribution for each year.

Stock Options

         The following table sets forth certain information with respect to options to purchase Common Stock granted during the fiscal year ended December 31, 1995 to the persons listed in the Summary Compensation table above.

                    Number of     Percent Total
                   Securities     Options/SARs
                   Underlying     Granted to     Exercise or
                  Options/SARs    Employees in   Base Price      Expiration
Name               Granted (#)    Fiscal Year    ($/Share)          Date
- ----               -----------    ----------     ---------         ------

Alfred R. Globus         0            0             --               --

Kenneth H. Globus        0            0             --               --

         The following table sets forth certain information with respect to options to purchase Common Stock held on December 31, 1995 by the persons listed in the Summary Compensation table above.

                   Number of Securities Underlying    Value of Unexercised
                   Unexercised Options/SARs at        in-the-Money Options/
                   December 31, 1995                  SARs at December 31, 1995
Name               Exercisable/Unexercisable          Exercisable/Unexercisable
- ----               -------------------------          -------------------------

Alfred R. Globus               0/0                           $ 0/0

Kenneth H. Globus             4,000/0                          0/0


Compensation of Directors

         Non-officer directors receive a fee of $500.00 for each meeting attended. All other directors receive $250.00 for preparation for each meeting.

                         APPOINTMENT OF AUDITORS

         The firm of Arthur Andersen LLP, independent certified public accountants, of Melville, N.Y., has been selected by the Board of Directors to be the independent auditors of the Company for the fiscal year ending December 31, 1996. The selection of such firm is subject to ratification by the stockholders at the Annual Meeting. Arthur Andersen LLP was selected as the independent certified public accountants for the Company in 1991. Management believes that the firm is well qualified and recommends a vote in favor of the ratification.

         Representatives of Arthur Andersen LLP are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

                      ANNUAL REPORT TO STOCKHOLDERS

         The Annual Report to Stockholders for the fiscal year ended December 31,1995 accompanies this Proxy Statement.

                          STOCKHOLDER PROPOSALS

         The Company anticipates that its 1997 annual meeting will be held in May 1997. Stockholders who intend to present proposals at the Company's 1997 annual meeting of stockholders must submit their proposals to the Secretary of the Company on or before December 31, 1996.

                              OTHER BUSINESS

         Management of the Company knows of no business other than that referred to in the foregoing Notice of Annual Meeting and Proxy Statement that may come before the Annual Meeting.

                                        By order of the Board of Directors
                                         Robert S. Rubinger, Secretary

Dated:  April 19, 1996

                          UNITED-GUARDIAN, INC.

        THE COMPANY WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 1995, INCLUDING FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES, BUT EXCLUDING EXHIBITS, TO EACH STOCKHOLDER WHO REQUESTS THE 10-KSB IN WRITING ADDRESSED TO ROBERT S. RUBINGER, CORPORATE SECRETARY, UNITED-GUARDIAN, INC., P.O. BOX 18050, HAUPPAUGE, NEW YORK 11788.

                           UNITED-GUARDIAN, INC.
         230 Marcus Blvd. - P. 0. Box 18050 - Hauppauge, NY 11788

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned  hereby appoints Dr. Alfred R. Globus and Kenneth
H. Globus, and each of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of United-Guardian, Inc. held of record by the undersigned on March 29,1996, at the annual meeting of stockholders to be held on Wednesday, May 15, 1996, 10:00 a.m. local time at the Huntington Hilton Hotel, 598 Broad Hollow Road, Melville, N.Y. 11747, or any adjournment thereof.

1.    ELECTION OF DIRECTORS.
                                    _                                    _
     FOR all nominees listed below |_|   WITHHOLD AUTHORITY to vote for |_|
    (except as marked to the             all nominees listed below
    contrary below)

           (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL
             NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME BELOW.)

     Dr. Alfred R. Globus   Charles W. Castanza    Howard A. Gellis
     Henry P. Globus        Robert S. Rubinger     Alan E. Katz
     Benjamin Wm. Mehlman   Kenneth H. Globus      Lawrence F. Maietta

2. PROPOSAL TO APPROVE THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS THE INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31,1996.
                         _                  _                 _
                    FOR |_|        AGAINST |_|       ABSTAIN |_|


      In their discretion, the proxies are authorized to vote upon matters incident to the conduct of the meeting and upon such other business (which the Board of Directors did not know, prior to making this solicitation, would come before the meeting) as may properly come before the meeting or any adjournment thereof.

    This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR proposals I and 2.


                                    DATED:___________________________ 1996


                                    ______________________________________
                                                  Signature

                                    ______________________________________
                                                  Signature


                                    Please  sign  exactly as name  appears
                                    hereon.  When shares are held by joint
                                    tenants,   both  should   sign.   When
                                    signing   as    attorney,    executor,
                                    administrator,  trustee  or  guardian,
                                    please   give   full   title.   If   a
                                    corporation,   please   sign  in  full
                                    corporate  name by  president or other
                                    authorized  officer.  If a partnership
                                    please  sign  in  partnership  name by
                                    authorized person.

     Please mark, sign, date and return the proxy card promptly, using the enclosed envelope.